EXHIBIT 99.1

Date: 6 Dcember 2005

The Board of Directors
CHINA CABLE & COMMUNICATION, INC.
No.22 Bei Xin Cun Hou Street
Xiang Shan
Haidan District
Beijing 100093 PRC

Dear Sirs,

RE: CHINA CABLE AND COMMUNICATION, INC.

I hereby tender my resignation as Director and Chairman of the board of the Company with effect from 6 December 2005.

I confirm that I have no claim against the Company in respect of fees nor for compensation for loss of office.

Yours faithfully,

                                               /s/ Kai-Jun Yang
                                               ---------------------------------
                                               Kai-Jun Yang